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                                                                    EXHIBIT 10.4

                                                                [EXECUTION COPY]


                              SECURITY AGREEMENT
                                 (Subsidiary)

    THIS SECURITY AGREEMENT, dated as of August 20,1997, (this "Agreement") is made by each of the undersigned corporations (each a "Grantor" and, collectively, the "Grantors"), in favor of NationsBank, N.A., a national banking association (the "Agent"), in its capacity as agent for the financial institutions (the "Lenders") parties from time to time to the Loan and Security Agreement dated as of August 20, 1997 (the same as it may be amended, modified, supplemented, extended or refinanced from time to time.
the "Loan Agreement") between Burke Industries, Inc., a California corporation (successor by merger to JFL Merger Co., the "Borrower"), the Lenders and the Agent. Unless otherwise defined herein, terms defined in the Loan Agreement are used in this Agreement as therein defined.

    PRELIMINARY STATEMENT. As a condition precedent to the Lenders making loans and other financial accommodations to the Borrower under the terms of the Loan Agreement, the obligations of the Borrower under which have been guaranteed by each Grantor pursuant to a Guaranty, dated as of even date herewith, (the principal, interest, fees. expenses and other indebtedness, obligations and liabilities under said Guaranty and this Agreement and all other indebtedness, obligations and liabilities of such Grantor to the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, being hereinafter referred to collectively as the "Secured Obligations"), the Agent and the Lenders have required that Grantor shall have granted the security interest contemplated by this Agreement.

    NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make loans and other financial accommodations to the Borrower, each Grantor hereby agrees as follows:

    SECTION 1. GRANT OF SECURITY. As security for payment and performance of the Secured Obligations, such Grantor hereby conveys, mortgages, pledges, assigns, transfers, sets over, grants and delivers to the Agent on behalf of the Lenders a continuing security interest in all of such Grantor's right, title and interest in and to the following property, wherever located, whether now owned or existing or hereafter acquired or arising (hereinafter referred to as the "Collateral"):

    (a) all machinery, apparatus, equipment, fittings, fixtures and other tangible personal property (other than Inventory, as hereinafter defined) of every kind and description, and all parts, accessories and special tools and all increases and accessions thereto (hereinafter referred to collectively as the "Equipment");

    (b) all inventory of every kind and description, including, but not limited to, (i) all finished goods and all raw materials, work in process, and materials used or consumed in the manufacture or production of finished goods, (ii) all goods in which such Grantor has an interest in mass or a joint or other interest of any kind, and (iii) all goods which are returned to or repossessed by such Grantor, and all accessions and products of all of the foregoing (hereinafter referred to collectively as the "Inventory");

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    (c)  all rights to the payment of money or other forms of consideration
(including such rights under contracts whether or not at the time earned by performance), including, without limitation, accounts, contract rights, chattel paper, instruments, documents, letters of credit,, tax refunds, general intangibles, insurance proceeds and other obligations of every kind and description arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise (hereinafter "Receivables") and all rights in and to all security agreements. leases and other contracts securing or otherwise relating to any such Receivables (hereinafter "Related Contracts"); and

    (d) all products and proceeds of any and all of the foregoing and to the extent not otherwise included, all payments under insurance (whether or not the Agent on behalf of the Lenders is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, the Collateral shall not include (i) any agreement with a third party existing on the date hereof that prohibits the grant of a Lien on (but not merely the assignment of or of any interest in) such agreement or any of such Grantor's rights thereunder without the consent of such party or under which a consent to such grant is otherwise required, which consent has not been obtained, except to the extent rights under any such agreement are covered by Section 9-318 of the UCC, and
(ii) any license permit or other Governmental Approval that, under the terms and conditions of such Governmental Approval or under Applicable Law, cannot be subjected to a Lien in favor of the Agent without the consent of the relevant party which consent has not been obtained; PROVIDED, HOWEVER, that the Collateral shall include all items excluded pursuant to clauses (i) or
(ii) from and after the date on which the requisite consent is obtained.

    SECTION 2. GRANTOR REMAINS LIABLE. Anything contained herein to the contrary notwithstanding, (a) such Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent or any Lender of any of the rights hereunder shall not release such Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Agent and the Lenders shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent and the Lenders be obligated to perform any of the obligations or duties of such Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

    SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

    (a) Such Grantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement, has the power and authority to own its properties and to carry on its business as now being and as hereafter proposed to be conducted and is duly qualified and authorized to do business in each


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jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

    (b) Such Grantor has the right and power, and has taken all necessary action to authorize IT, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the duly authorized officers of such Grantor and is a legal, valid and binding obligation of such Grantor, enforceable in accordance with its terms.

    (c) The execution, delivery and performance of this Agreement in accordance with its terms does not and will not. by the passage of time, the giving of notice or otherwise,

         (i) require any Government Approval or violate any Applicable Law relating to such Grantor,

         (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of such Grantor, any indenture, agreement or other instrument to which such Grantor is a party or by which it or any of its property may be bound or any Governmental Approval relating to such Grantor, or

         (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Grantor other than the security interest contemplated by this Agreement.

    (d) There is no pending or threatened action or proceeding affecting such Grantor before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of such Grantor.

    (e) All of the Equipment and Inventory are located at the address(es) set forth in PART I of EXHIBIT A hereto. Additional locations of the Equipment and Inventory during the last year are set forth in PART II of EXHIBIT A hereto.

    (f) The address of the chief executive office of such Grantor is set forth in PART III of EXHIBIT A hereto. The addresses of such chief executive offices have not been changed within the last five years. The address of the principal place of business of such Grantor in each state in which Collateral is located is set forth in PART IV of EXHIBIT A hereto.

    (g) The office(s) where each Grantor keeps its records concerning the Receivables and originals of chattel paper which evidence Receivables is
(are) located at the address(es) set forth in PART IV of EXHIBIT A hereto and except as otherwise indicated in said PART IV of EXHIBIT A, such office(s) has (have) been located at such addressees) continuously for the past year. None of the Receivables is evidenced by a promissory note or other instrument, not in the possession of the Agent or any Lender.

    (h) If the business of such Grantor has been conducted under a different name or names during the last five years, such name(s) is (are) set forth in
PART V of EXHIBIT A hereto.


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    (i)  Each Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and the Permitted Liens. Except as may be set forth on EXHIBIT B, no effective Financing Statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent on behalf of the Lenders relating to this Agreement or is related to a Permitted Lien.

    (j) The execution and delivery of this Agreement by such Grantor creates a valid security interest in the Collateral, which security interest (i) will be perfected as to all Collateral a security interest in which can be perfected by filing under the Uniform Commercial Code as in effect in any United States jurisdiction, upon the filing of the Financing Statements executed and delivered to the Agent on the Effective Date by such Grantor in accordance with this Agreement, (ii) has been perfected as to all Collateral identified by the Agent, a security interest in which may only be perfected by possession thereof by the secured party or its bailee, by delivery thereof to the Agent by such Grantor as of the Effective Date, accompanied by stock powers executed in blank, appropriate endorsements or appropriate instruments of assignment or transfer, and (iii) will be perfected as to all other Collateral, upon the Agent's request. Such perfected security interest is subject to no prior Lien other than Permitted Liens.

    (k) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the grant by such Grantor of the security interest granted hereby or. for the execution, delivery or performance of this Agreement by such Grantor or (ii) for the exercise by the Agent of its rights and remedies hereunder, except for filings in connection with the protection of Liens as contemplated hereby.

    SECTION 4. FURTHER ASSURANCES. (a) Each Grantor agrees that from time to time, at its expense, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent or any Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) mark conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Agent, indicating that such chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;
(ii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper with a face value in excess of $100,000 deliver and pledge to the Agent on behalf of the Lenders such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or any Lender may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.


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    (b)  Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law and agrees that a photographic or other reproduction of this Agreement of this may be used and filed as a financing statement.

    (c) The Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent or the Lenders may reasonably request, all in reasonable detail.

    SECTION 5.  AS TO EQUIPMENT AND INVENTORY.  Each Grantor shall:

    (a) Except as permitted by the Loan Agreement, keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified 'in Section 3(e) or, upon 15 days' prior written notice to the Agent, at such other places in jurisdictions where all action required by Section 4 shall have been taken with respect to the Equipment and Inventory and notify the Agent in writing of any other proposed change in any facts set forth in. EXHIBIT B not less than 15 days in advance of such change.

    (b) Except as permitted by the Loan Agreement, cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof and make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Such Grantor shall promptly furnish to the Agent a statement respecting any material loss or material damage to any of the Equipment.

    (c) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith.

    SECTION 6. INSURANCE. (a) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts not to exceed those obtainable at commercially reasonable rates acceptable to the Agent in the exercise of its reasonable judgment, against such risks as is customarily maintained by similar businesses or as may be required by Applicable Law, and in such form and with such insurers acceptable to the Agent in the exercise of its reasonable judgment. Each policy for (i) liability insurance shall provide for all losses to be paid on behalf of the Agent for the account of the Lenders and such Grantor as their respective interests may appear and (ii) property damage insurance shall provide for all losses (except for losses of less than $250,000 per occurrence) to be paid directly to the Agent for the account of the Lenders. Each such policy shall in addition (i) name such Grantor and the Agent on behalf of the Lenders as insured parties thereunder (without any representation or warranty by or obligation upon the Agent or any Lender) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent on behalf of the Lenders notwithstanding any action, inaction or breach of representation or warranty by such


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Grantor, (iii) provide that there shall be no recourse against the Agent or any Lender for payment of premiums or other amounts with respect thereto, and
(iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent or any Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Agent or any Lender, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 4 and cause the respective insurers to acknowledge notice of such assignment.

    (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 6 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this
Section 6 is not applicable, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 6 shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements.

    (c)  Upon (i) the occurrence and during the continuance of any Event of
Default, or (ii) the    actual or constructive total loss (in excess of
$1,000,000 per occurrence) of any Equipment and Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 13(b).

    SECTION 7. AS TO RECEIVABLES. (a) Each Grantor shall keep its chief place of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location(s) therefor specified in EXHIBIT A or, at such other location(s) upon prior written notice and evidence satisfactory to the Agent that all actions to maintain perfection and priority of the Receivables or as otherwise required by Section 4 have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of the Agent and the Lenders at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

    (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables. In connection with such collections, each Grantor may take (and, at the Agent's direction, while an Event of Default exists, shall take) such action as such Grantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent on behalf of the Lenders and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent for the account of the Lenders and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as


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such Grantor might have done.  After receipt by the Grantor of the notice from the Agent referred to in the PROVISO to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent for the account of the Lenders in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (a) released to such Grantor so long as no Event of Default shall have occurred and be continuing or (b) if any Event of Default shall have occurred and be continuing, applied as provided by Section 13(b), and (ii) without the consent of the Agent, such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

    SECTION 8. TRANSFERS AND OTHER LIENS. Each Grantor shall not without the prior -written consent of the Agent or as permitted by the Loan Agreement:

    (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except Inventory in the ordinary course of business and Equipment no longer used or deemed useful in the business.

    (b) Create or suffer to exist any lien, security interest or other charge or encumbrance Upon or with respect to any of the Collateral to secure indebtedness of any person or entity, except for the security interest created by this Agreement and liens, if any, contemplated by the Loan Agreement.

    SECTION 9. AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Agent or otherwise, from time to time in the Agent's discretion, while an Event of Default Exists, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the fights of the Grantor under Section 7), including, without limitation:

         (i) to obtain and adjust insurance required to be paid to the Agent for the account of the Lenders pursuant to Section 6,

         (ii) to ask demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of an of the Collateral,

         (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or
    (11) above, and

         (iv) to file any claims or take any action or institute any proceedings which the Agent or any Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the fights of the Agent and the Lenders with respect to any of the Collateral.


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    SECTION 10.  AGENT MAY PERFORM.  If any Grantor fails to per-form any agreement contained herein, upon reasonable notice the Agent on behalf of the Lenders may itself perform., or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 14(b).

    SECTION 11. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect the Lenders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. except as otherwise provided under Applicable Law. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve fights against prior parties or any other rights pertaining to any Collateral.

    SECTION 12. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

    (a)  The occurrence of an Event of Default as defined in the Loan
Agreement;

    (b) The failure of any Grantor to make any payment herewith, as and when the same shall become due and payable, any of the Secured Obligations;

    (c) The failure of any Grantor to perform any of its other agreements or obligations as specified in this Agreement, in the Guaranty or in any other agreement now or hereinafter existing between the Grantors, the Agent and the Lenders and such default shall continue for a period of thirty days after written notice thereof has been given to such Grantor by Agent; or

    (d) If at any time any representation, warranty, statement, certificate, schedule or report made by any Grantor to the Agent and the Lenders shall prove to have been false or misleading in any, material respect as of the time made or furnished.

    SECTION 13. REMEDIES. If any Event of Default shall have occurred and be continuing:

    (a) The Agent may, and at the direction of the Required Lenders in their sole and absolute discretion shall, exercise in respect of the Collateral, 'in addition to other rights and remedies provided for herein or otherwise available to it under Applicable Law or in equity or otherwise, all the rights and remedies of a Lender on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may do any or all of the following:

         (i) Declare any or all of the Secured Obligations then existing to be immediately due and payable and they shall thereupon become forthwith due and payable, without notice of any kind to any Grantor and without any other presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived.

         (ii) Terminate Lenders' obligations, if any, to make further loans or extensions of credit or other financial accommodations to the Borrower.


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         (iii)   In the name of the Agent, of the Lenders or in the name of any
    Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Agent and the Lenders shall be under no obligation so to do, and the Agent and the Required Lenders may extend the time of payment, arrange for payment installments, or otherwise modify the terms of, or release, any of the Collateral without thereby incurring responsibility to. or discharging or otherwise affecting any liability of, the Grantors.

         (iv) Enter upon the premises, or wherever the Collateral may be. and take possession thereof, and demand and receive such possession from any person who has possession thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Agent shall choose, without being liable to such Grantor on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Agent shall act reasonably and in good faith.

         (v) Require any Grantor to, and such Grantor hereby AGREES that it will at its expense and upon request of the Agent or any Lenders forthwith. assemble all or part of the Collateral as directed by the Agent or any Lenders and make it available to the Agent or any Lenders at a place to be designated by the Agent or any Lenders which is reasonably convenient to both parties.

         (vi) Without notice except as specified below and with or without taking the possession thereof, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Agent, for cash. on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Agent and the Lenders shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (vii) In any action hereunder, the Agent, on behalf of the Lenders, shall be entitled to the appointment of a receiver, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon the receiver.

         (viii) Apply, without notice, any cash or cash items constituting Collateral in the Agent's or any Lender's possession to payment of any of the Secured Obligations.

    The undersigned waives. to the extent permitted by Applicable Law, all rights it has to prior notice and hearing under the Constitution of the United States and the Uniform Commercial


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Code and constitution of the State of New York, and under any other applicable statute or constitution.

    (b) All cash proceeds received by the Agent or any Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any amounts payable to the Agent and the Lenders pursuant to Section 14) in whole or in part by the Agent against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent or any Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. Each Grantor shall remain liable for any deficiency.

    SECTION 14. INDEMNITY AND EXPENSES. (a) Each Grantor agrees to indemnify the Agent and the Lenders from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation. enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's or any Lender's gross negligence or willful misconduct.

    (b) Each Grantor will upon demand pay to the Agent and the Lenders the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent or the Lenders may incur in connection with (i) subject to the limitations set forth in Section 14.2 of the Loan Agreement, the perfection of any security interest granted hereunder, (ii) the administration of this Agreement, (iii) the custody, presentation, use or operation of, or the sale of, collection from, or other realization upon. any of the Collateral, (iv) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder, or (v) the failure by the Grantor to perform or observe any of the provisions hereof

    SECTION 15. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders. and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    SECTION 16. NOTICES. All notices and other communications provided for hereunder shall be in writing and given in accordance with the provisions of
SECTION 14.1 of the Loan Agreement and such provisions are hereby incorporated herein by this reference as if fully set forth herein. The address of each Grantor for such purposes shall be as set forth on the signature page hereof, or such other address notice of which is given in accordance with the provisions hereof and the address of the Lenders shall be as provided from time to time pursuant to SECTION 14.1 of the Loan Agreement.
 Each Grantor agrees that if any notification of intended disposition of Collateral or other security for the Secured Obligations or of any other act by the Agent or any Lender is required by law and a specific time period is not stated therein, such notification given in accordance with the provisions of this SECTION 16, at least ten (10) days prior to such disposition or act shall be deemed reasonable and properly given.

    SECTION 17. CONTINUING SECURITY INTEREST, TRANSFER OF OBLIGATIONS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon each Grantor, its successors and assigns, and (iii) inure to the benefit of the Agent and the Lenders and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), each Lender may assign or otherwise transfer any of its rights under this Agreement in connection with a transfer of its interests under the Loan Agreement in accordance with the terms thereof Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Agent and the Lenders will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

    SECTION 18. GOVERNING LAW; TERMS. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

    (b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, arid each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and deter-mined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent, or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against such Grantor or its properties in the courts of any jurisdiction.

    (c) Each Grantor hereby irrevocably and unconditionally waives. to the fullest extent it may legally arid effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in SECTION 18(B). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

    (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in SECTION 16. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

    SECTION 19. LITIGATION. EACH GRANTOR, THE AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST SUCH GRANTOR,

THE AGENT OR SUCH LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN ANY GRANTOR AND THE AGENT OR ANY LENDER. OF ANY KIND OR NATURE.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officer(s) as of the date first above written.

                                   BURKE FLOORING PRODUCTS, INC.


                                   By: /s/ DONALD GLICKMAN
                                       -------------------
                                       Name: Donald Glickman
                                       Title: Vice President
                                       Address:  2250 South Tenth Street
                                                 San Jose, California 95112


                                   BURKE CUSTOM PROCESSING, INC.


                                   By: /s/ DONALD GLICKMAN
                                       -------------------
                                       Name: Donald Glickman
                                       Title: Vice President
                                       Address:  2250 South Tenth Street
                                                 San Jose, California 95112


                                   BURKE RUBBER COMPANY, INC.


                                   By: /s/ DONALD GLICKMAN
                                       -------------------
                                       Name: Donald Glickman
                                       Title: Vice President
                                       Address:  2250 South Tenth Street
                                                 San Jose, California 95112


                                   NATIONSBANK, N.A., as Agent


                                   By: /s/ ANDREW HETTINGER
                                       --------------------
                                       Name: Andrew Hettinger
                                       Title: Vice President
                                       Address: 600 Peachtree St., 13th Plaza
                                                Atlanta, GA 30308

                                  NATIONSBANK, N.A., as Lender


                                   By: /s/ ANDREW HETTINGER
                                       --------------------
                                       Name: Andrew Hettinger
                                       Title: Vice President
                                       Address: 600 Peachtree St., 13th Plaza
                                                Atlanta, GA 30308

                                                               [EXECUTION COPY]

                                   EXHIBIT A
                         SUBSIDIARY SECURITY AGREEMENT

PART I -- PRESENT LOCATION OF EQUIPMENT AND INVENTORY
None.

PART II -- LOCATION OF EQUIPMENT AND INVENTORY DURING PAST YEAR
None.

PART III -- CHIEF EXECUTIVE OFFICE OF GRANTOR

2250 South Tenth Street
San Jose, California 95112-4197

PART IV -- ADDRESS OF PRINCIPAL PLACE OF BUSINESS OF GRANTOR WHERE COLLATERAL IS LOCATED

2250 South Tenth Street
San Jose, California 95112-4197

PART V -- NAMES USED DURING THE LAST FIVE YEARS

Burke Industries, Inc.
Burke Flooring Products, Inc.
Burke Rubber Company
Burke Industries Silicone Products Group
Burke Industries Haskon Division
Burke Custom Processing
Burke Rubber Company Supervisors Club
Burke Construction Company

                                  EXHIBIT B
                                    LIENS

1. Lien and financing statement granted by Burke Custom Processing, Inc. relating to Electronic; Security and Detection Devices and Equipment in favor of Ace Security.

















                                       2